UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2004


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


              Maryland                               0-14237                    52-1380770
              --------                               -------                    ----------
     (State or other jurisdiction of        (Commission file number)           (IRS Employer
     incorporation or organization)                                          Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  Regulation FD Disclosure.

     On April 27, 2004, First United Corporation (the "Corporation") will hold its Annual Meeting of Shareholders at which several officers of the Corporation will present information, including certain financial data and performance trends, for fiscal year 2003, which presentations are furnished herewith as
Exhibit 99.1.

     The information contained in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST UNITED CORPORATION


Dated:  April 27, 2004                 By: /s/ Robert W. Kurtz
                                           ------------------------------------
                                           Robert W. Kurtz
                                           President and CFO

                                      -2-


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                               EXHIBIT INDEX

Exhibit
Number           Description
--------         -----------

Exhibit 99.1     2004 Annual Meeting of Shareholders Presentation